SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2002

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2001-7)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-7

On September 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-7, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-7 relating to the distribution date of September 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2002


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2002


                             Payment Date: 09/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-7
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        296,674,234.34    6.750000%    27,369,142.95  1,668,792.57   29,037,935.51       0.00       0.00
Residual                AR                  0.00    6.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          6,115,347.97    6.750000%         4,784.98     34,398.83       39,183.82       0.00       0.00
                        B2          2,951,518.53    6.750000%         2,309.43     16,602.29       18,911.72       0.00       0.00
                        B3          1,686,582.02    6.750000%         1,319.67      9,487.02       10,806.70       0.00       0.00
                        B4          1,054,609.81    6.750000%           825.18      5,932.18        6,757.36       0.00       0.00
                        B5          1,054,609.81    6.750000%           825.18      5,932.18        6,757.36       0.00       0.00
                        B6            843,801.94    6.750000%           660.24      4,746.39        5,406.62       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        310,380,704.42     -           27,379,867.64  1,745,891.47   29,125,759.11     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        269,305,091.39              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,110,562.99              0.00
                                B2          2,949,209.10              0.00
                                B3          1,685,262.34              0.00
                                B4          1,053,784.63              0.00
                                B5          1,053,784.63              0.00
                                B6            843,141.71              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        283,000,836.78     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/02


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-7
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    296,674,234.34     6.750000% 32051DHN5    66.546997      4.057604    654.804764
Residual                   AR              0.00     6.750000% 32051DHP0     0.000000      0.048114      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      6,115,347.97     6.750000% 32051DHQ8     0.776279      5.580602    991.330789
                           B2      2,951,518.53     6.750000% 32051DHR6     0.776279      5.580602    991.330789
                           B3      1,686,582.02     6.750000% 32051DHS4     0.776279      5.580602    991.330789
                           B4      1,054,609.81     6.750000% 32051DHT2     0.776279      5.580602    991.330789
                           B5      1,054,609.81     6.750000% 32051DHU9     0.776279      5.580602    991.330789
                           B6        843,801.94     6.750000% 32051DHV7     0.776279      5.580602    991.330789
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     310,380,704.42       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2001-7
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       283,000,837.59   283,000,837.59
Loan count                    708              708
Avg loan rate           7.288966%             7.29
Prepay amount       27,137,008.76    27,137,008.76

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        40,478.27        40,478.27
Sub servicer fees       74,741.20        74,741.20
Trustee fees             1,551.90         1,551.90


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             149,235.00       149,235.00
Fraud                3,103,807.05     3,103,807.05
Special Hazard       3,103,807.05     3,103,807.05


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.587284%           100.000000%            296,674,234.34
   -----------------------------------------------------------------------------
   Junior            4.412716%             0.000000%             13,695,745.39
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   341,308.88
60 to 89 days                           0                         0.00
90 or more                              1                   332,866.31
Foreclosure                             0                         0.00

Totals:                                 2                   674,175.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           29,125,759.11         29,125,759.11
Principal remittance amount           27,379,867.64         27,379,867.64
Interest remittance amount             1,745,891.47          1,745,891.47